AMENDMENT NO. 3
                                      to
                                LEASE AGREEMENT


     This AMENDMENT NO. 3, dated as of June 1, 2003, to Lease Agreement, dated as of December 1, 1985, between TUCSON ELECTRIC POWER COMPANY, an Arizona corporation ("TEP"), and SAN CARLOS RESOURCES INC., an Arizona corporation ("San Carlos"), jointly and severally as Lessee (such term and all other capitalized terms used herein without definition having the meanings provided in Section 1 hereof), and WILMINGTON TRUST COMPANY, a Delaware corporation, and WILLIAM J. WADE (not in their respective individual capacities but solely as Owner Trustee and Cotrustee, respectively, under the Trust Agreement between such parties and Emerson Finance Co., as Owner Participant), as Lessor (this "Lease Amendment"),

                              W I T N E S S E T H

     WHEREAS, the Lessee and the Lessor have heretofore entered into a Lease Agreement, dated as of December 1, 1985, as duly recorded in the office of the County Recorder of Apache County, Arizona on January 8, 1986, in Docket 499 at Pages 50-184, as supplemented by a Lease Supplement dated December 31, 1985, as duly recorded in the aforesaid office in Docket 499 at Pages 453-470, as amended by Amendment No. 1 to Lease Agreement, dated as of December 15, 1992, duly recorded in the aforesaid office in Docket 700 at Pages 318-344, and as amended by Amendment No. 2 to Lease Agreement, dated as of December 1, 1999, duly recorded in the aforesaid office in Docket 969 at Pages 1-10, providing for the lease by the Lessor to the Lessee of the Leased Assets (such Lease Agreement, as so supplemented and amended and as further amended, modified or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Lease"),

     WHEREAS, the Lessee and the Lessor have agreed pursuant to a Refunding Agreement, dated as of June 1, 2003 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Refunding Agreement"), with the Owner Participant, the Loan Participants named therein, the Indenture Trustee and certain other parties to participate in refinancing the outstanding Secured Notes on the Refunding Date (as defined in the Refunding Agreement),

     WHEREAS, the Lessee and Lessor have agreed to amend the Lease as contemplated herein so as to effectuate such refinancing,

     WHEREAS, Section 31(b) of the Lease provides, among other things, that until the Lessee has received notice from the Indenture Trustee that the Lien of the Indenture on the Trust Indenture Estate has been released, no term of the Lease shall be amended without the consent of the Indenture Trustee, and

     WHEREAS, pursuant to Section 15.1 of the Indenture, the Indenture Trustee has, at the direction and with the consent of each holder of a Secured Note, consented, by executing and delivering the Refunding Agreement, to the amendments to the Lease set forth in this Lease Amendment,

     NOW THEREFORE, in consideration of the premises and of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.

     (a) General Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in Section 1 of the Lease.

     (b) Additional Definitions. Section 1 of the Lease is hereby amended by adding the following definitions thereto:

           "Series 4 Notes" shall have the meaning specified in the Indenture.

     (c) Deleted Definitions. The definition of Series 3 Notes is hereby deleted in its entirety.

     (d) Special Event of Loss. Clause (iii) of the definition of "Special Event of Loss" in Section 1 of the Lease is hereby amended in its entirety to read as follows:

           (iii) (a) any of the Series 4 Notes are outstanding after July 1, 2006 unless subclause (b) of this clause (iii) shall apply, or (b) upon any date occurring prior to July 1, 2006 which shall have been agreed to by the Lessee and the Owner Participant; or

     Section 2. Sublease. Clause (ii)(B)(1) of the proviso to Section 13(a) of the Lease is hereby amended to delete the words "Series 3 Notes" and to substitute the words "Series 4 Notes" in lieu thereof.

     Section 3. Counterpart Execution. This Lease Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. The single executed original of this Lease Amendment which provides that it is the "original counterpart" and which contains the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof shall evidence the monetary obligations of the Lessee hereunder and thereunder. To the extent, if any, that this Lease Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Amendment may be created by the transfer or possession of any counterpart thereof other than the original counterpart and containing the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof.

     Section 4. Ratification of the Lease. This Lease Amendment is an amendment to the Lease. As amended by this Lease Amendment, the Lease is in all respects ratified, approved and confirmed, and the Lease and this Lease Amendment shall together constitute one and the same instrument.

     Section 5. Governing Law. This Lease Amendment has been delivered in, and shall in all respects be governed by and construed in accordance with, the laws of the State of Arizona applicable to agreements made and to be performed entirely within such state, including matters of construction, validity and performance.

     Section 6. Liabilities of Owner Participant. Sections 23 and 31 of the Lease are hereby incorporated by reference mutatis mutandis in this Lease Amendment.

       IN WITNESS WHEREOF, the undersigned Lessee and Lessor have each caused this Lease Amendment to be duly executed and delivered and their corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the day and year first above written.

                                      TUCSON ELECTRIC POWER COMPANY,
                                             as Lessee



                                      By:  _________________________
                                             Name:
                                             Title:

[seal]

Attest:

____________________
Assistant Secretary

                                      SAN CARLOS RESOURCES INC.
                                             as Lessee



                                      By:  _________________________
                                             Name:
                                             Title:

[seal]

Attest:

____________________
Assistant Secretary

                                      WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee under the
                                             Trust Agreement, as Lessor



                                      By:  _________________________
                                             Name:
                                             Title:

[seal]

Attest:

_______________________
Title:

                                      ____________________________
                                      WILLIAM J. WADE,
                                             not in his individual capacity but
                                             solely as Cotrustee under the Trust
                                             Agreement, as Lessor
Witness:

_______________________

     Receipt of this original counterpart of the foregoing Amendment No. 3 to
Lease Agreement is hereby acknowledged on this        day of June, 2003.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee


                              By:__________________________
                                   Name:
                                   Title:

                       ACKNOWLEDGEMENTS TO LEASE AMENDMENT



STATE OF ARIZONA           )
                           ) ss.:
COUNTY OF PIMA             )

     The foregoing instrument was acknowledged before me this ____ day of June, 2003, by _________________, _________________ of TUCSON ELECTRIC POWER COMPANY,
an Arizona corporation, on behalf of said corporation.

                                           _______________________
                                                Notary Public


My Commission Expires:


_____________________





STATE OF ARIZONA           )
                           ) ss.:
COUNTY OF PIMA             )

     The foregoing instrument was acknowledged before me this _____ day of June, 2003, by _________________, _____________________ of SAN CARLOS RESOURCES INC.,
an Arizona corporation, on behalf of said corporation.

                                           _______________________
                                                Notary Public


My Commission Expires:


_____________________

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

     The foregoing instrument was acknowledged before me this _____ day of June, 2003, by __________________, __________________ of WILMINGTON TRUST COMPANY, a
Delaware banking corporation, on behalf of said corporation.

                                           _______________________
                                                Notary Public


My Commission Expires:


_____________________





STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

     The foregoing instrument was acknowledged before me this _____ day of June, 2003, by WILLIAM J. WADE, an individual.

                                           _______________________
                                                Notary Public


My Commission Expires:


_____________________